UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):April 14, 2009 (April 8, 2009)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey  07656-0713

(Address of principal executive offices, including zip code)

(201) 307-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS

On April 8, 2009, George A. Bitar provided Hertz Global Holdings, Inc. (“Hertz Holdings”) and its wholly-owned subsidiary The Hertz Corporation (together with Hertz Holdings, the “Companies”) written notice of his decision to resign from the boards of directors of the Companies, effective immediately.

On April 14, 2009, the boards of directors of the Companies elected J. Travis Hain as a director to fill the board vacancies resulting from Mr. Bitar’s resignation, effective immediately.  In his capacity as a director of Hertz Holdings, Mr. Hain will be entitled to compensation in accordance with Hertz Holdings’ previously reported policy regarding the compensation of directors and its 2008 Omnibus Incentive Plan.  This policy is described under the heading “Corporate Governance and General Information Concerning the Board of Directors and Its Committees — Board Compensation” in Hertz Holdings’ proxy statement, dated April 7, 2008, relating to Hertz Holdings’ 2008 annual meeting of stockholders (the “Proxy Statement”) filed with the United States Securities and Exchange Commission, which description is incorporated by reference herein in its entirety.  The 2008 Omnibus Incentive Plan, which was approved by Hertz Holdings’ stockholders at the 2008 annual meeting, is described in the Proxy Statement under the heading “Proposal 3: Approval of the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan,” which description is incorporated by reference herein in its entirety.

Mr. Hain is Managing Director and Global Head of Bank of America Merrill Lynch Capital Partners, a group that manages the proprietary private equity business at Bank of America.  He assumed this responsibility in 2009 and has had a comparable role since 2002.  Mr. Hain joined Bank of America in 1985.  Mr. Hain is a director of several private companies, including FlexSol Holding Corp., Muzak Holdings LLC and Eurofresh Farms Inc.

Mr. Hain was nominated for election as a director of the Companies by Merrill Lynch Global Private Equity, an affiliate of Bank of America Merrill Lynch Capital Partners, pursuant to the Amended and Restated Stockholders Agreement, dated as of November 20, 2006, among Hertz Holdings, Clayton, Dubilier & Rice Fund VII, L.P., CDR CCMG Co-Investor L.P., CD&R Parallel Fund VII, L.P., Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., CEP II U.S. Investments, L.P., CEP II Participations S.à.r.l SICAR, ML Global Private Equity Fund, L.P., Merrill Lynch Ventures L.P. 2001, ML Hertz Co-Investor, L.P. and CMC-Hertz Partners, L.P. (the “Stockholders Agreement”).  Under the Stockholders Agreement, the parties to that agreement have agreed to take all necessary action to cause the election of individuals designated in accordance with the Stockholders Agreement.  The Stockholders Agreement and certain other relationships between Hertz Holdings and its subsidiaries, on the one hand, and entities affiliated with Merrill Lynch Global Private Equity, on the other hand, are described in the Proxy Statement under the heading “Certain Relationships and Related Party Transactions,” which description is incorporated by reference herein in its entirety.  In addition, Mr. Hain is expected to enter into an Indemnification Agreement with Hertz Holdings as described in the Proxy Statement under the heading “Certain Relationships and Related Party Transactions.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

	By:	/s/ Elyse Douglas
	Name:	Elyse Douglas
	Title:	Executive Vice President and Chief Financial Officer

Date: April 14, 2009